EXHIBIT 99.1

                         AGREEMENT OF PURCHASE AND SALE

This Agreement of Purchase and Sale (this "Agreement") is made to be effective on April 4, 2003 (the "Effective Date"), by and between IceGators Professional Hockey LLC, a Delaware limited liability company ("Seller"), and Gator Play LLC, a Louisiana limited liability company ("Buyer"). This Agreement contemplates a transaction in which the Buyer will purchase certain of the assets and assume certain of the liabilities of Seller in return for the consideration set forth herein. In consideration of the mutual promises, agreements and covenants set forth in this Agreement, Buyer and Seller hereby agree as follows:

                     ARTICLE I - SALE AND PURCHASE OF ASSETS

     1.1 Sale and Purchase of Assets. Subject to, and upon the terms and conditions hereof, and on the basis of the agreements, representations and covenants contained in this Agreement, Seller shall sell, transfer, assign, convey, set over and deliver to Buyer, and Buyer shall purchase and acquire from Seller at the Closing all of the following assets of Seller (hereinafter collectively referred to as the "Assets") used in the operation of a professional ice hockey team known as the "Louisiana IceGators" and located in Lafayette, Louisiana (the "Business"):

          1.1.1 League Membership. All of Seller's right, title and membership interest in and to the East Coast Hockey League (the "League").

          1.1.2 Equipment. All of Seller's sport and training equipment and uniforms.

          1.1.3 Inventory. All of Seller's inventory of souvenir and licensed merchandise relating to the Business (the "Inventory").

          1.1.4 Personal Property. All of Seller's furniture, furnishings, supplies and other tangible personal property listed on the attached Exhibit 1.1.4.

          1.1.5 Contracts. The agreements listed on the attached Exhibit 1.1.5 (the "Contracts").

          1.1.6 Intellectual Property. All of Seller's rights (if any) in and to all trademarks, trade names, service marks and logos related to or used in connection with the Business.

          1.1.7 Documents. All copies and tangible embodiments of : all ticket holder lists, mailing lists, sponsor lists, business records, correspondences, sales and marketing records and literature.

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     1.2 Excluded Assets. Anything contained in this Agreement to the contrary notwithstanding, cash, cash equivalents, security deposits, vendor deposits and bank deposits existing on or before the Closing Date pertaining to the Assets and operation of the Business and any and all notes, accounts receivable and vendor receivables due Seller in connection with the operation of the Business prior to the Closing Date, shall be retained by Seller and shall not be included in the Assets (the "Excluded Assets").

                     ARTICLE II - CLOSING AND PURCHASE PRICE

     2.1 The Closing. Subject to the satisfaction of the condition set forth in
Article III, the closing of the transactions contemplated by this Agreement (the "Closing") shall take place ten business days following the last game played by the IceGators professional hockey team during the 2002-2003 season (the "Closing Date"), at the time mutually agreed to by Buyer and Seller, such time to be during normal business hours based on Louisiana time, in Lafayette, Louisiana.

     2.2 Consideration/Purchase Price. In consideration of the transfer of the Assets and the other undertakings of Seller hereunder, Buyer shall assume all of Seller's accrued and unpaid obligations under that certain Promissory Note, dated July 31, 2002 in the original principal amount of $600,000 executed by The Orlando Predators Entertainment, Inc. to the order of PNW Interests, L.L.C. and Entertainment Venture Associates, L.L.C., Louisiana limited liability companies (the "Carryback Note") pursuant to an Assignment, Assumption and Novation Agreement substantially in the form of Exhibit 2.2 attached hereo (the "Novation Agreement").

     2.3 Assumption of Contracts. Upon Closing and subject to the terms and conditions of this Agreement, Buyer agrees to assume and become responsible for all of the liabilities and obligations which arise after the Closing under the Contracts (the "Assumed Liabilities").

     2.4 Delivery of Instruments at Closing. At the Closing, Seller shall execute and deliver to Buyer a bill of sale, the Novation Agreement, an assignment and assumption of Contracts, and such other instruments and documents reasonably satisfactory in form and substance to the parties and their counsel as shall be effective to vest in Buyer on the Closing Date good title to the Assets, subject to no lien, charge, security interest or other claim, right, interest or encumbrance, other than those which constitute the Permitted Encumbrances (as that term is defined in Section 4.1.5 below). Buyer shall execute and deliver to Seller the Novation Agreement and such other assignment and assumption agreements (pursuant to which Buyer shall have assumed the obligations of Seller in respect of the Assumed Liabilities), and other instruments and documents reasonably satisfactory in form and substance to the parties and their counsel.

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                       ARTICLE III - CONDITION TO CLOSING

     3.1 Conditions to Obligation. The obligation of Seller and Buyer under this Agreement are subject to Buyer and Seller, obtaining, on or before the Closing Date, the required consents and approvals of the League (and in connection therewith, Buyer and Seller each covenant and agree to use commercially reasonable efforts to obtain such consents and approvals) to transfer of the Assets, including the membership in the League. Buyer shall pay all fees owing to the League in connection with the transfer of Seller's interest in the League and shall promptly post all letters of credit required by the League.

     3.2 Failure to Meet a Condition. In the event that the condition set forth in Section 3.1 above is not timely satisfied then this Agreement shall be void and of no further force or effect and neither party shall have any further duty or obligation to the other under this Agreement.

                   ARTICLE IV - REPRESENTATIONS AND WARRANTIES

     4.1 Representations and Warranties of Seller. In order to induce Buyer to enter into this Agreement, Seller hereby makes the following representations and warranties to Buyer each of which, except as hereinafter provided, shall be deemed to be material:

          4.1.1 Organization of Seller. Seller is a limited liability company duly organized, validly existing and in good standing under the laws of Louisiana.

          4.1.2 Authority. Seller has all necessary limited liability company power and authority to own the Assets and has the right, power and authority to assign and transfer the Assets, in accordance with the terms and conditions hereof. Seller has all necessary power and authority to execute, deliver and perform this Agreement. This Agreement has been duly and validly authorized, executed and delivered by, and is the valid and binding obligation of, Seller enforceable in accordance with its terms.

          4.1.3 No Consents. Except for any required consent by the League, no consents, approvals, orders or authorizations are required for the execution and delivery of this Agreement by Seller, for the transfer and assignment of the Assets, or for the consummation by Seller of the transactions contemplated hereby.

          4.1.4 Financial Statements. Seller has delivered to Buyer the following financial Statements (the "Financial Statements"): (i) the unaudited balance sheet of Seller for the fiscal year ended as of September 30, 2002 and the related profit and loss statement; and (ii) an interim unaudited balance sheet as of February 28, 2003 and the related profit and loss statement. Except as set forth therein or in the notes thereto, the Financial Statements have been prepared in conformity with generally accepted accounting principles consistently applied and present fairly the Seller's consolidated financial position and results of operations of the Seller as of the date and for the respective period covered thereby, except with respect to interim Financial Statements, subject to normal year end adjustments.

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          4.1.5 Title to the Assets. Seller is the owner of the Assets to be conveyed pursuant hereto and has good title to the Assets subject to the following (the "Permitted Encumbrances"): (a) liens for taxes and other governmental charges and assessments which are not yet due and payable, (b) liens of landlords and liens of carriers, warehousemen, mechanics and materialmen and other like liens arising in the ordinary course of business for sums not yet due and payable, (c) the Assumed Liabilities, and (d) other liens or imperfections on property which are not material in amount or do not materially detract from the value of or materially impair the existing use of the property affected by such lien or imperfection. Seller shall convey to Buyer at the Closing the Assets, free and clear of any and all liens or encumbrances whatsoever except the Permitted Encumbrances.

          4.1.6 Taxes. Seller has filed all tax returns which are required to be filed and has paid all any federal, state, local or foreign net income, alternative or add-on minimum, gross income, gross receipts, property, franchise, sales, use, transfer, gains, license, excise, employment, payroll, withholding or minimum tax, or any other tax, custom, duty, governmental fee or other like assessment or charge of any kind whatsoever, together with any interest or any penalty, addition to tax or additional amount imposed by any governmental body (collectively "Taxes") which have become due prior to the Closing Date. All monies required to be withheld by Seller from employees of the Seller for income Taxes and social security and other payroll Taxes have been collected or withheld, and either paid to the respective governmental bodies, set aside in accounts for such purpose, or accrued, reserved against and entered upon the books of the Seller.

          4.1.7 Labor and Employment Matters. To Seller's knowledge, Seller has complied in all material respects with all requirements of law which relate to employment, prices, wages, hours, discrimination in employment and collective bargaining. Seller: (i) has paid, if and when due, and until the Closing Date will pay if and when due, all salaries, bonuses, commissions and compensation for all periods prior to the Closing Date due to all employees, consultants, players, coaches and contractors of Seller; and (ii) has withheld and paid over, and until the Closing Date will withhold and pay over if and when due, to the proper tax receiving offices, all taxes (including state and federal income, FICA and FUTA taxes), required to be withheld from or paid with respect to such payments for all periods prior to the Closing Date.

          4.1.8 No Finder. Neither Seller nor any person acting on its behalf has paid or become obligated to pay any fee or commission to any broker, finder or intermediary for or on account of the transactions contemplated by this Agreement.

          4.1.9 Accounts Payable. All accrued and unpaid accounts payable attributable to the 2002-2003 season ("Accounts Payable") shall remain the obligations of Seller and Buyer shall have no liability therefor. The list of the Accounts Payable attached hereto as Exhibit 4.1.9 contains an accurate list, to Seller's knowledge, of the Accounts Payable through April 7, 2003. Seller shall provide to Buyer an updated list of Accounts Payable on the Closing Date. Seller shall pay (without discount) the Accounts Payable on the Closing Date by delivering to Buyer certified checks payable to each payee for the full amount of the applicable Account Payable. Buyer covenants and agrees to promptly (within one business day following the Closing Date) deliver the certified checks to the appropriate payee. Seller shall also deliver on the Closing Date

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to the law offices of Steve Dupuis ("Dupuis") the sum of $15,000 to be held in
Dupuis' trust account (the "Escrowed Funds"). The Escrowed Funds will be used to pay any Account Payable which has not been paid in full by Seller as of the Closing Date; two business days prior to making any payments from the Escrowed Funds, Dupuis shall notify Seller of payee and the claimed amount. Any unused Escrowed Funds shall be paid to Seller on the earlier to occur of the receipt by Buyer of a written notice of full satisfaction from each of the Account Payable payees or 60 days following the Closing Date. Buyer is hereby authorized to contact, from and after the Closing Date, each payee to verify the outstanding Account Payable. Buyer and Seller shall use commercially reasonable efforts to obtain a written notice of full satisfaction from each of the payees as soon as possible following the Closing Date.

     4.2 Representations and Warranties of Buyer. In order to induce Seller to enter into this Agreement, Buyer hereby makes the following representations and warranties to Seller, each of which shall be deemed to be material.

          4.2.1 Organization. Buyer is a Louisiana limited liability company, duly organized, validly existing and in good standing under the laws of the jurisdiction in which it was organized.

          4.2.2 Authority. Each of the persons executing this Agreement on behalf of Buyer is duly authorized to do so. Buyer has full right and authority to enter into this Agreement and to consummate the transactions contemplated herein. This Agreement constitutes the valid and legally binding obligation of Buyer and is enforceable against Buyer in accordance with its terms.

          4.2.3 No Finder. Neither Buyer nor any person acting on its behalf has paid or become obligated to pay any fee or commission to any broker, finder or intermediary for or on account of the transactions contemplated by this Agreement.

     4.3 Scope of Representations and Warranties, Limitations, Acknowledgments. Other than as expressly provided in this Agreement and the Exhibits attached hereto, neither Seller nor Buyer makes any other representation or warranty to the other regarding the Assets or the Business. Except for the express representations and warranties contained in this Agreement, Buyer acknowledge that Seller does not make any express or implied representation or warranty with respect to Seller, the Assets, the Business or otherwise or with respect to any other information provided to Buyer. Except for liability resulting from breach of express representations or warranties contained in this Agreement, neither Seller nor any other person will have or be subject to any liability or indemnification obligation to Buyer or any other person to the extent resulting from the distribution to Buyer or Buyer's use of any information related to Seller or the Assets or the Business. In connection with Buyer's investigation of the Business, Buyer may have received or may receive from or on behalf of Seller certain projections or forward looking statements, including projected statements of operating revenues and income from operations. Buyer acknowledges that there are uncertainties inherent in attempting to make such estimates, projections and other forecasts and plans, and Buyer is taking full responsibility for making its own evaluation of the adequacy and accuracy of all estimates, projections and other forecasts and plans so furnished to Buyer (including the reasonableness of the assumptions underlying such estimates, projections and forecasts). Accordingly, Seller makes no representation or warranty with respect to such estimates, projections, forward looking statements and other forecasts and plans (including the reasonableness of the assumptions underlying such estimates, projections and other forecasts and plans).

                    ARTICLE V - SURVIVAL AND INDEMNIFICATION

     5.1 Survival. All representations, warrants, covenants and agreements of Seller and Buyer contained in this Agreement shall survive the Closing Date and the conveyance of the Assets for a period of nine months.

     5.2 Seller's Indemnification.

          (a) Seller shall indemnify and hold Buyer harmless from, and be liable to Buyer for, any and all damages, liabilities, costs and expenses (collectively "Losses") sustained by Buyer (including, without limitation, all reasonable legal fees and costs), resulting from or attributable to the breach of any covenant or any of the representations and warranties of Seller.

          (b) From and after the Closing, Seller shall further indemnify and hold Buyer harmless from, and be liable to Buyer for, any and all Losses that may be sustained by Buyer (including, without limitation, reasonable legal fees and costs) in respect of any liability or obligation of the Business arising prior to the Closing Date that does not constitute a Permitted Encumbrance.

     5.3 Buyer's Indemnification.

          (a) Buyer shall indemnify and hold Seller harmless from, and be liable to Seller for, any and all Losses sustained by Seller (including, without limitation, all reasonable legal fees and costs), resulting from or attributable to the breach of any covenant or any of the representations and warranties of Buyer.

          (b) From and after the Closing, Buyer shall further indemnify and hold Seller harmless from, and be liable to Buyer for, any and all Losses that may be sustained by Seller (including, without limitation, reasonable legal fees and costs) in respect of: (a) the Carryback Note; (b) any Assumed Liability, and/or
(c) any liability or obligation of the Business arising after the Closing Date.

     5.4 Defense of Claim. In case any claim, demand or deficiency (a "Claim") is asserted or any action is commenced or notice is given of any administrative or other proceeding against either party ("Indemnitee") in respect of which indemnity properly may be sought against the other party ("Indemnitor") pursuant to this Agreement, Indemnitee shall give prompt notice thereof in writing to Indemnitor. Within 30 days after receipt of such notice (or prior to such earlier date as any answer in any administrative or other proceeding is due), Indemnitor may give Indemnitee written notice of its election to conduct the defense of such Claim at its own expense (and any separate counsel engaged by

Indemnitee shall be at its expense). If Indemnitor has given Indemnitee such notice of election to conduct the defense, Indemnitee shall nevertheless have the right to participate in the defense thereof, but such participation shall be solely at its expense. If Indemnitor shall not notify Indemnitee in writing (within the time hereinabove provided) of its election to conduct the defense of such Claim, Indemnitee may (but need not) conduct (at the expense of Indemnitor) the defense of any Claim. The party assuming the defense of a Claim hereunder (the "Defending Party") shall notify the other party of its intention to settle, compromise or satisfy any such Claim and may make such settlement, compromise or satisfaction unless such other party (the "Assuming Party") shall notify the Defending Party in writing (within 30 days after receipt of such notice of intention to settle, compromise or satisfy) of its election to assume (at its sole expense) the defense of any such Claim and promptly thereafter take appropriate action to implement such defense. The Assuming Party shall indemnify the Defending Party and hold it harmless against any losses in excess of the amount of losses the Defending Party would have incurred if the proposed settlement had been agreed to. Indemnitee shall cooperate with Indemnitor in such defense, at Indemnitor's cost, and Indemnitee shall provide reasonable access to, and copies of, records requested by Indemnitor and shall provide the reasonable assistance of Indemnitee's employees in connection with such defense.

                      ARTICLE VI - CONDUCT PRIOR TO CLOSING

     6.1 Cooperation; Access to Records.

          6.1.1 Preservation of Business. From and after the Effective Date until the Closing Date, Seller shall use commercially reasonable efforts to maintain and preserve its business organization intact and to maintain its relationship with its players, coaches, ticket holders and sponsors. Buyer shall be entitled to contact Seller's sponsors, coaches, players, employees and consultants in cooperation with Seller's personnel, which personnel shall be made reasonably available to Buyer for such purpose.

          6.1.2 General Requirements. Neither Seller nor Buyer shall voluntarily undertake any course of action inconsistent with satisfaction of the requirements applicable to it as set forth in this Agreement, and each shall promptly do all such acts and take all such measures as may be appropriate to enable it to perform as early as practicable the obligations herein provided to be performed by it. Buyer and Seller shall each promptly do all such commercially reasonable acts required to insure the satisfaction of the condition set forth in Article III.

     6.2 Conduct of Business Pending Closing. Seller hereby agrees that, unless it receives the prior written consent of Buyer from and after the date hereof until the Closing Date, Seller shall not operate the Business otherwise than in a manner consistent with past practices. Seller represents and warrants that it has not and during the pendency of this Agreement will not collect or receive any funds from advance ticket sales or sponsorship for the upcoming season and covenants and agrees to hold any such funds it may receive in trust for Buyer and to turn over such funds at the Closing. Seller acknowledges and agrees that any funds from advance ticket sales or sponsorship for the upcoming season are specifically NOT Excluded Assets.

                   ARTICLE VII - COSTS, TAXES AND ADJUSTMENTS

     7.1 Sellers's Costs. At Closing, Seller shall pay (a) the costs of releasing all monetary liens (except the Permitted Encumbrances) encumbering the Assets as of the Closing Date, (b) any and all other expenses of, or to be paid by, Seller under the other terms of this Agreement, and (c) Seller's own attorneys' fees. Seller shall remain responsible for payment of all accrued and unpaid wages and all related payroll taxes through the Closing Date. Payroll taxes shall be paid by Seller in a timely manner.

     7.2 Buyer's Costs. At Closing, Buyer shall pay (a) pay any transfer or similar tax arising as a result of the consummation of the transactions contemplated herein, (b) all expenses of, or to be paid by, Buyer under the other terms of this Agreement, and (c) Buyer's own attorneys' fees. ARTICLE VIII
- DEFAULT

     8.1 Buyer's Default. If Seller is ready, willing and able to tender to Buyer the documents and other matters required of Seller at Closing but Buyer fails to close in breach of the terms of this Agreement, then Seller shall have the right, exercisable by giving notice to that effect to Buyer, to terminate this Agreement, in which event Buyer shall be obligated to reimburse Seller for its documented out of pocket expenses as Seller's sole remedy.

     8.2 Seller's Default. If Buyer is ready, willing and able to tender to Seller the documents and other matters required of Buyer at Closing but Seller fails to close in breach of the terms of this Agreement, then Buyer shall have the right, exercisable by giving notice to that effect to Seller to: (i) terminate this Agreement prior to the Closing; or (ii) to file suit in any court of appropriate jurisdiction for specific performance of the terms and provisions of this Agreement; provided that Buyer must bring an action for specific performance within sixty (60) days after the date of the Seller breach and if Buyer fails to timely file such action, this remedy shall not be available to Buyer and Buyer's sole remedy shall be as set forth in Section 8.2(i) above.

     8.3 Attorneys' Fees. The losing party shall pay all attorneys' fees and costs incurred by the prevailing party in any proceeding arising out of or to enforce the provisions of this Agreement, whether the same are incurred in preparation for or in pursuit of litigation, or both, all as equitably determined by the applicable court.

                          ARTICLE IX - CONFIDENTIALITY

     9.1 Confidentiality. All of the "Confidential Information" exchanged between Buyer and Seller is confidential and is to be kept confidential by the parties, who may, however, disclose same, on a "need-to-know" basis, to their directors, officers, partners, employees, agents, advisors, attorneys, accountants, consultants, bankers and financial advisors. Before disclosing any such information to such representatives or authorizing them to receive any such information, each party shall instruct them to keep that information confidential in the same manner. Except with respect to any financial information provided by one party to the other, the foregoing provisions of this Article shall terminate at Closing if Buyer does in fact purchase the Assets. The term "Confidential Information" means all information provided by a party except information available in public records, information that is or becomes generally available to the public because of release by the respective party or information that must be released under applicable law or a valid, final judicial or administrative order.

     9.2 Remedies. The parties agree that any actual or threatened violation of any of the provisions of Section 9.1 may be immediately restrained or enjoined by any court of competent jurisdiction, and that a temporary restraining order or emergency, preliminary or final injunction may be issued in any court of competent jurisdiction, without notice and without bond. Notwithstanding anything to the contrary contained in this Agreement, the provisions of this Section shall survive the Closing.

                              ARTICLE X - NOTICES

     10.1 Notice; Addresses. All notices or other communications required or permitted hereunder shall be in writing and shall be deemed given, delivered and received (a) when delivered, if delivered personally by a commercial messenger delivery service with verification of delivery, (b) four days after mailing, when sent by registered or certified mail, return receipt requested and postage prepaid, (c) one business day after delivery to a private courier service, when delivered to a private courier service providing documented overnight service,
(d) on the date of delivery if delivered by facsimile and electronically confirmed before 5:00 p.m. (local time) on any business day, or (e) on the next business day if delivered by facsimile and electronically confirmed either after 5:00 p.m. (local time) or on a non-business day, in each case addressed as follows:

                    If to Seller:

                    The Orlando Predators Entertainment, Inc.
                    4901 Vineland Road
                    Orlando, Florida 32811
                    Attention:  Eric Margenau
                    with a copy to:

                    Spiess & Short, P.C.
                    Two Renaissance Square
                    40 North Central Avenue
                    Suite 1650
                    Phoenix, AZ 85004-4449
                    Phone: (602) 254-8100
                    Fax: (602) 254-3015

                    If to Buyer:

                    Gator Play LLC
                    4225 Hwy 90 East
                    Broussard, Louisiana 70518
                    Attention David Buck
                    Phone: (337) 837-8847
                    Fax: (337) 837-8839

                    with a copy to:


                    Steve Dupuis
                    515 West Convent Street
                    Lafayette, Louisiana 70502-4425
                    Phone: (318) 233-6070
                    Fax: (318) 233-2011

                           ARTICLE XI - MISCELLANEOUS

     11.1 Right to Waive Conditions. Either party may waive any of the terms or conditions of this Agreement made for such party's benefit provided that such waiver is in a writing signed by the waiving party. No waiver by any party of any default, misrepresentation, or breach of warranty or covenant hereunder, whether intentional or not, shall be deemed to extend to any prior or subsequent default, misrepresentation, or breach of warranty or covenant hereunder or affect in any way any rights arising by virtue of any prior or subsequent such occurrence.

     11.2 Binding Effect. This Agreement shall be binding upon, and inure to the benefit of, the parties hereto and their respective heirs, legal representatives, successors and permitted assigns.

     11.3 Partial Invalidity. If any term, covenant or condition of this Agreement, or the application thereof, to any person or circumstance shall be invalid or unenforceable at any time or to any extent, then the remainder of this Agreement, or the application of such term, covenant or condition to persons or circumstances other than those as to which it is invalid or unenforceable, shall not be affected thereby. Each term, covenant and condition of this Agreement shall be valid and enforced to the fullest extent permitted by law.

     11.4 Entire Agreement. This Agreement contains the entire agreement between the parties with respect to the Assets and there are no promises, agreements, conditions, undertakings, understandings, warranties, covenants or representations, oral or written, express or implied, between them with respect to the Assets, this Agreement, or the transaction described in this Agreement, other than as set forth in this Agreement.

     11.5 Modifications. This Agreement may not be modified orally or in any manner, other than by an agreement in writing signed by all the parties or their respective successors in interest.

     11.6 Further Assurances. In addition to the respective obligations required to be performed under this Agreement, Seller and Buyer shall each perform, at Closing or from time to time thereafter, such other acts, and shall execute, acknowledge and/or deliver such other instruments, documents and other materials, as may be reasonably required in order to consummate the transaction described in this Agreement, including, but not limited to, transferring all of Seller's right, title and interest, if any, in and to any trademarks, trade names, service marks and logos. It is understood and agreed, inter alia, that the foregoing provisions shall not be deemed to require either party to perform any of the obligations of the other.

     11.7 No Third Party Beneficiaries. There shall be no third party beneficiaries to this Agreement.

     11.8 Headings. The headings used in this Agreement are for reference and convenience only, and shall not enter into the interpretation of this Agreement.

     11.9 Exhibits. All exhibits to this Agreement shall be considered incorporated in this Agreement by reference and made a material part of this Agreement unless otherwise stated.

     11.10 Time of Essence. Time is of the essence of hereunder.

     11.11 Assignment. No party may assign either this Agreement or any of its rights, interests, or obligations hereunder without the prior written approval of the other party.

     11.12 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument.

     11.13 Construction. The parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.

     11.14 Governing Law. This Agreement shall be governed by the laws of the State of Louisiana.



                   [SIGNATURES BLOCKS CONTINUED ON NEXT PAGES]

                                    SELLER'S
                                 SIGNATURE PAGE

                           PURCHASE AND SALE AGREEMENT



     IN WITNESS WHEREOF, Seller has signed and delivered this Agreement as its own free act and deed.


                           SELLER

                           THE ICEGATORS PROFESSIONAL HOCKEY, LLC,
                           a Delaware limited liability company


                           By:________________________________________

                           Name:_______________________________________

                           Title:________________________________________

                                     BUYER'S
                                 SIGNATURE PAGE

                           PURCHASE AND SALE AGREEMENT

                       __________________________________



     IN WITNESS WHEREOF, Buyer has signed and delivered this Agreement as its own free act and deed.


                           BUYER:

                           Gator Play LLC, a Louisiana limited liability company



                           By:__________________________________________________

                           Name:________________________________________________

                           Title:_______________________________________________

                                  Exhibit 1.1.4
                                  -------------

                            List of Personal Property

                                  Exhibit 1.1.5
                                  -------------

                                List of Contracts


1.   Sponsorship Agreements for 2003-2004 Season: NONE

2. Coaches Agreements: Employment Agreement with David Farrish, Head Coach, dated August 1, 2002, with an annual salary of $66,000 plus bonuses.

3.   Players Agreements: NONE

4.   Personnel Contracts: David Farrish only

5.   Operating/Service Agreements:

     A.   Pitney Bowes Equipment Lease

     B.   Vehicle Lease Agreement

6.   Season Tickets: Two promotional seats (no consideration paid)

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                                   Exhibit 2.2
                                   -----------

                           Form of Novation Agreement

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                                  Exhibit 4.1.9
                                  -------------

                            List of Accounts Payable